                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

                                as DEPOSITOR,

                                     and

                   WELLS FARGO BANK, NATIONAL ASSOCIATION,

                              as GRANTOR TRUSTEE

                           GRANTOR TRUST AGREEMENT

                          Dated as of March 31, 2006

              GreenPoint Mortgage Funding Grantor Trust 2006-AR2
                     Mortgage Pass-Through Certificates,
                               Series 2006-AR2

                               TABLE OF CONTENTS

                                                                          Page

ARTICLE I      DEFINITIONS...................................................1

ARTICLE II     CONVEYANCE OF UNDERLYING CERTIFICATES; ORIGINAL ISSUANCE
               OF CERTIFICATES...............................................7

      Section 2.01.  CONVEYANCE OF UNDERLYING CERTIFICATES TO GRANTOR

      Section 2.04.  REPRESENTATIONS AND WARRANTIES CONCERNING THE

      Section 3.02.  PERMITTED WITHDRAWALS AND TRANSFERS FROM THE

      Section 4.02.  REGISTRATION OF TRANSFER AND EXCHANGE OF

      Section 7.03.  GRANTOR TRUSTEE NOT LIABLE FOR CERTIFICATES OR

      Section 7.11.  APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE
                     GRANTOR TRUSTEE........................................27

      Section 7.12.  FEDERAL INFORMATION RETURNS AND REPORTS TO
                     CERTIFICATEHOLDERS; GRANTOR TRUST ADMINISTRATION.......28

ARTICLE VIII   TERMINATION..................................................29

      Section 8.01.  TERMINATION UPON REPURCHASE BY THE DEPOSITOR OR

Exhibit A   GRANTOR TRUST CLASS III-A-1 CERTIFICATE

Exhibit B   COPY OF UNDERLYING CERTIFICATES

Exhibit C   SWAP AGREEMENT

Exhibit D   UNDERLYING POOLING AND SERVICING AGREEMENT

                           GRANTOR TRUST AGREEMENT

      Grantor Trust Agreement,  dated March 31, 2006, between Structured Asset
Mortgage  Investments  II Inc.,  a Delaware  corporation,  as  depositor  (the
"Depositor") and Wells Fargo Bank,  National  Association,  as grantor trustee
(the "Grantor Trustee").

                            PRELIMINARY STATEMENT

      On  the  Closing  Date,   the  Depositor  will  acquire  the  Underlying
Certificates.  On the Closing Date, the Depositor will transfer the Underlying
Certificates  and receive the  Certificates  evidencing the entire  beneficial ownership interest in the Trust Fund.

      The Grantor  Trustee on behalf of the Trust  shall make an election  for the assets  constituting  the Trust Fund to be treated for federal  income tax purposes as a grantor trust.

      In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor and the Grantor Trustee agree as follows:

                                  ARTICLE I

                                 Definitions

      Whenever  used in this  Agreement,  the  following  words  and  phrases, unless otherwise  expressly provided or unless the context otherwise requires, shall have the  meanings  specified  in this  Article.  Capitalized  terms not otherwise  defined  herein shall have the  meanings  assigned to such terms in the Underlying Pooling and Servicing Agreement.

      Accrued   Certificate   Interest:   For   the   Certificates   and   any
Distribution  Date, the interest  accrued during the related  Interest Accrual
Period at the applicable  Pass-Through Rate on the Current Principal Amount of
the  Certificates  immediately  prior  to such  Distribution  Date,  less  any
Underlying  Interest  Shortfall  allocated  to  the  Underlying   Certificates
pursuant to the Underlying Pooling and Servicing  Agreement).  Interest on the
Certificates  shall  be  calculated  on the  basis of a  360-day  year and the actual number of days in the related Interest Accrual Period.

      Affiliate:  As to any Person, any other Person  controlling,  controlled by or under  common  control with such  Person.  "Control"  means the power to direct the  management  and  policies  of a Person,  directly  or  indirectly, whether  through  ownership of voting  securities,  by contract or  otherwise.
"Controlled"  and  "Controlling"  have meanings  correlative to the foregoing.
The  Grantor  Trustee  may  conclusively  presume  that  a  Person  is  not an
Affiliate  of another  Person  unless a  Responsible  Officer  of the  Grantor
Trustee has actual knowledge to the contrary.

      Agreement:  This Grantor Trust  Agreement and all amendments  hereof and supplements hereto.

      Assumed Final  Distribution  Date: March 25, 2036, or if such day is not a Business Day, the next succeeding Business Day.

      Available  Funds:  With respect to any  Distribution  Date and the Class
III-A-1 Underlying  Certificates,  the sum of (i) any payments received by the
Grantor Trustee with respect to the Class III-A-1 Underlying  Certificates and
(ii) any payments  received by the Grantor Trustee from or with respect to the
Swap  Counterparty  pursuant to the Swap  Agreement,  following the payment of amounts to reimburse the Grantor Trustee for its reimbursable  expenses as set forth herein.

      Bankruptcy  Code:  The  United  States  Bankruptcy  Code,  as amended as codified in 11 U.S.C. §§ 101-1330.

      Book-Entry Certificates:  The Certificates.

      Business  Day: Any day other than (i) a Saturday or a Sunday,  or (ii) a day on which the New York Stock  Exchange  or Federal  Reserve is closed or on which  banking  institutions  in the  jurisdiction  in  which  the  Underlying
Trustee,   the  Custodian,   the  Certificate  Insurer  or  the  Servicer  are
authorized or obligated by law or executive order to be closed.

      Certificate:  Any Class  III-A-1  Certificate  evidencing  a  beneficial ownership  interest  in the  Trust  Fund  signed  by the  Grantor  Trustee  in substantially  the forms annexed  hereto as Exhibit A, with the blanks therein appropriately completed.

      Certificate  Owner:  Any  Person  who  is  the  beneficial  owner  of  a
Certificate registered in the name of DTC or its nominee.

      Certificate Register:  The register maintained pursuant to Section 4.02.

      Certificateholder:  A Holder of a Certificate.

      Class III-A-1 Underlying  Certificates:  The Class III-A-1  Certificates
issued pursuant to the Underlying Pooling and Servicing Agreement.

      Closing Date:  March 31, 2006.

      Code:  The Internal Revenue Code of 1986, as amended.

      Corporate  Trust  Office:  With  respect to the Grantor  Trustee and the presentment of Certificates  for  registration of transfer,  exchange or final payment,  Wells Fargo Bank, National  Association,  Sixth Street and Marquette
Avenue,  Minneapolis,  Minnesota  44579,  Attention:  Corporate  Trust  Group,
GreenPoint  Mortgage  Funding  Grantor  Trust  2006-AR2,  and  for  all  other purposes, P.O. Box 98, Columbia,  Maryland 21046 (or for overnight deliveries,
9062 Old Annapolis  Road,  Columbia,  Maryland  21045),  Attention:  Corporate
Trust Group, GreenPoint Mortgage Funding Grantor Trust 2006-AR2.

      Current  Principal  Amount:  With respect to the  Certificates as of any
Distribution  Date,  the initial  principal  amount of the  Certificate on the
Closing  Date,  reduced by (i) all amounts  allocable to principal  previously distributed with respect to the Certificate and (ii) the principal  portion of all Underlying  Realized Losses allocated prior to such  Distribution  Date to such Certificate (indirectly, through the related Underlying Certificates).

      Cut-Off Date:  March 1, 2006.

      Depositor:  Structured  Asset  Mortgage  Investments II Inc., a Delaware
limited liability company, or its successors in interest.

      Distribution  Date:  The 25th day of any month,  beginning  in the month immediately  following the month of the Closing Date,  or, if such 25th day is not a Business Day, the Business Day immediately following.

      DTC: The Depository  Trust Company,  the nominee of which is Cede & Co., or any successor thereto.

      DTC Agreement:  The meaning specified in Subsection 4.01(a) hereof.

      DTC  Custodian:  The Grantor  Trustee,  or its  successor in interest as custodian for DTC.

      DTC Participant:  A broker,  dealer, bank or other financial institution or other  Person for whom from time to time DTC effects  book-entry  transfers and pledges of securities deposited with DTC.

      ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

      Fannie  Mae:  Fannie  Mae  (also  known  as  Federal  National  Mortgage
Association) or any successor thereto.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      Fractional   Undivided  Interest:   The  fractional  undivided  interest
evidenced by any Certificate,  the numerator of which is the Current Principal
Amounts  allocated to such  Certificate  and the  denominator  of which is the aggregate Current Principal Amounts of the Certificates.

      Freddie Mac:  Freddie Mac (also known as the Federal Home Loan  Mortgage
Corporation) or any successor thereto.

      Grantor  Trust  Distribution  Account:  The trust  account  or  accounts created and  maintained  pursuant to Section 3.01,  which shall be denominated
"Wells Fargo Bank,  National  Association,  as Grantor Trustee for the benefit of the holders of Structured  Asset Mortgage  Investments II Inc.,  GreenPoint
Mortgage Funding Grantor Trust 2006-AR2,  Mortgage Pass-Through  Certificates,
Series 2006-AR2 - Grantor Trust Distribution Account."

      Grantor  Trustee:  Wells  Fargo  Bank,  National  Association,   or  its
successor in interest,  or any successor  grantor trustee  appointed as herein provided.

      Holder:  The Person in whose name a  Certificate  is  registered  in the
Certificate  Register,   except  that,  subject  to  Subsections  9.03(b)  and
9.06(e),  solely  for the  purpose  of giving  any  consent  pursuant  to this
Agreement,  any  Certificate  registered  in the name of the  Depositor or the
Grantor  Trustee  or  any  Affiliate   thereof  shall  be  deemed  not  to  be
outstanding and the Fractional  Undivided Interest evidenced thereby shall not be taken into  account in  determining  whether the  requisite  percentage  of
Fractional  Undivided  Interests necessary to effect any such consent has been obtained.

      Indemnified   Persons:   The  Grantor   Trustee  and  their   respective
officers,  directors, agents and employees and any separate grantor trustee or co-grantor  trustee  and their  respective  officers,  directors,  agents  and employees.

      Independent:  When used with respect to any specified Person,  this term means that such Person (a) is in fact  independent of the Depositor and of any
Affiliate of the Depositor,  (b) does not have any direct  financial  interest or any material indirect  financial interest in the Depositor or any Affiliate of the Depositor and (c) is not connected  with the Depositor or any Affiliate of the  Depositor as an officer,  employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

      Interest Accrual Period:  With respect to the  Certificates,  the period from and  including the  preceding  Distribution  Date (or, in the case of the first  Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current  Distribution  Date.  For purposes of  clarification,  if the Closing  Date occurs in a month that  contains  thirty one (31) days,  the first Interest Accrual Period shall include the 31st day of such month.

      LIBOR:  LIBOR as determined by the  Underlying  Trustee  pursuant to the
Underlying Pooling and Servicing Agreement.

      Moody's:  Moody's Investors Service, Inc. or its successor in interest.

      One-Month  LIBOR:  One-Month  LIBOR  as  determined  by  the  Underlying
Trustee pursuant to the Underlying Pooling and Servicing Agreement.

      Opinion  of  Counsel:  A  written  opinion  of  counsel  who  is or  are acceptable to the Grantor  Trustee and who,  unless required to be Independent
(an  "Opinion  of  Independent  Counsel"),  may be  internal  counsel  for the
Depositor.

      Optional  Termination  Date:  As defined in the  Underlying  Pooling and
Servicing Agreement.

      Pass-Through  Rate: With respect to the Class III-A-1  Certificates  and any Distribution  Date,  One-Month LIBOR plus 0.230% per annum,  calculated on the  basis of a 360-day  year and the  actual  number  of days in the  related
Interest Accrual Period.

      Person:  Any  individual,   corporation,   partnership,  joint  venture,
association,   limited  liability   company,   joint-stock   company,   trust,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

      Rating Agencies:  S&P and Moody's.

      Record  Date:  With  respect  to  the  Certificates,  the  Business  Day preceding the applicable Distribution Date.

      Responsible  Officer:  Any  officer  assigned  to  the  Corporate  Trust
Office (or any successor  thereto),  including any Vice  President,  Assistant
Vice President,  Trust Officer, any Assistant Secretary,  any trust officer or any other  officer of the Grantor  Trustee  customarily  performing  functions similar to those performed by any of the above designated  officers and having direct responsibility for the administration of this Agreement.

      S&P:  Standard  and  Poor's,  a division of The  McGraw-Hill  Companies,
Inc., and its successor in interest.

      Swap  Agreement:  The ISDA Master  Agreement  and related  Confirmation, dated the Closing Date,  between the Swap Counterparty and the Grantor Trustee with respect to the Class III-A-1 Certificates.

      Swap  Counterparty:  Bear Stearns Capital Markets Inc., or any successor swap counterparty appointed in accordance with the Swap Agreement.

      Swap Counterparty  Payment:  On each Distribution  Date,  amounts due to the Swap Counterparty pursuant to the Swap Agreement.

      Swap  Termination  Event:  A  default  by the Swap  Counterparty  of its obligations under the Swap Agreement.

      Trust  Fund  or  Trust:   The  corpus  of  the  trust  created  by  this
Agreement,  consisting of the Underlying Certificates,  the Swap Agreement and
the other assets described in Section 2.01.

      Underlying   Certificates:   The  Class  III-A-1   Certificates   issued
pursuant to the Underlying Pooling and Servicing Agreement.

      Underlying   Certificates   Remittance  Report:  The  remittance  report
provided to the Holders of the  Underlying  Certificates  in  accordance  with
Section 6.04 of the Underlying Pooling and Servicing Agreement.

      Underlying Interest  Shortfalls:  Any Underlying Realized Losses and Net
Interest  Shortfalls  (as  defined in the  Underlying  Pooling  and  Servicing
Agreement)  allocated  to the  Underlying  Certificates  pursuant  to  Section
6.02(g) of the Underlying Pooling and Servicing Agreement.

      Underlying  Mortgage  Loans:  The  Mortgage  Loans  deposited  into  the
Underlying Trust created by the Underlying Pooling and Servicing Agreement.

      Underlying  Pooling and Servicing  Agreement:  The Pooling and Servicing
Agreement  dated as of March 1, 2006, by and among  Structured  Asset Mortgage
Investments  II Inc., as depositor,  Wells Fargo Bank,  National  Association, not in its  individual  capacity  but  solely  as  trustee,  and EMC  Mortgage
Corporation, as servicer, company and sponsor, attached hereto as Exhibit D.

      Underlying  Realized  Losses:  Any Realized Losses on the Mortgage Loans
allocated to the Underlying  Certificates  pursuant to the Underlying  Pooling and Servicing Agreement.

      Underlying  Trust:  The corpus of the trust  created  by the  Underlying
Pooling and Servicing Agreement.

      Underlying Trustee:  Wells Fargo Bank, National Association,  as trustee under the  Underlying  Pooling and  Servicing  Agreement,  or its successor in interest,  or any successor  trustee  appointed as provided in the  Underlying
Pooling and Servicing Agreement.

                                   ARTICLE II

                    Conveyance of Underlying Certificates;
                      Original Issuance of Certificates

      Section 2.01.  CONVEYANCE OF UNDERLYING CERTIFICATES TO GRANTOR TRUSTEE.
The  Depositor,  concurrently  with the  execution and delivery  hereof,  does hereby transfer,  convey and assign to the Grantor Trustee,  in trust, for the use and  benefit  of the  Certificateholders,  (i) all the  right,  title  and interest of the  Depositor  in and to the  Underlying  Certificates,  (ii) all
distributions on the Underlying  Certificates after the Closing Date and (iii)
all other assets constituting the Trust Fund.

      In  connection  with such  transfer  and  assignment,  the  Depositor is causing the delivery of the Underlying Certificates to the Grantor Trustee.

      It is intended by the Depositor that the  conveyance of the  Depositor's right, title and interest in and to the Underlying  Certificates and all other
assets   constituting   the  Trust  Fund  pursuant  to  this  Agreement  shall
constitute,   and  be  construed  as,  an  absolute  sale  of  the  Underlying
Certificates  and  the  other  assets  constituting  the  Trust  Fund  by  the
Depositor  to the Grantor  Trustee for the benefit of the  Certificateholders.
Furthermore,  it is not  intended by the  Depositor  that such  conveyance  be
deemed  a  pledge  of  the  Underlying   Certificates  and  the  other  assets
constituting  the Trust Fund by the Depositor to the Grantor Trustee to secure a debt or other  obligation  of the  Depositor.  However,  in the event  that, notwithstanding  the intent of the parties,  the Underlying  Certificates  and the other  assets  constituting  the Trust Fund are held to be the property of the Depositor,  or if for any other reason this Agreement is held or deemed to create a  security  interest  in the  Underlying  Certificates  and the  other assets  constituting  the Trust Fund,  then it is intended by the Depositor as follows:  (a) this Agreement  shall also be deemed to be a security  agreement within the  meaning of Articles 8 and 9 of the Uniform  Commercial  Code;  (b)
the  conveyance  provided for in this Section shall be deemed to be a grant by the  Depositor  to the  Grantor  Trustee of a security  interest in all of the
Depositor's right,  title and interest in and to the Underlying  Certificates, and all amounts payable to the holders of the Underlying  Certificates and all proceeds of the conversion,  voluntary or  involuntary,  of the foregoing into cash, instruments,  securities or other property, including without limitation all  amounts  from  time  to  time  held  or  invested  in the  Grantor  Trust
Distribution Account, whether in the form of cash, instruments,  securities or other  property;  (c) the  possession  by the  Grantor  Trustee (or its agent, providing that the agent  authenticates a record  acknowledging  that it holds possession  for  the  benefit  of  the  Grantor  Trustee)  of  the  Underlying
Certificates  and such other  items of  property  as  constitute  instruments,
money,   negotiable   documents  or  chattel  paper  shall  be  deemed  to  be
"possession  by the secured  party" for  purposes of  perfecting  the security interest  pursuant to Section 9-313 of the Uniform  Commercial  Code;  and (d)
notifications to persons holding such property, and acknowledgments,  receipts or  confirmations  from persons  holding such property,  shall be deemed to be
notifications  to  or   acknowledgments,   receipts  or  confirmations   from,
financial  intermediaries,  bailees or agents (as  applicable)  of the Grantor
Trustee for the purpose of perfecting such security  interest under applicable law. It is also intended  that the Trust Fund be  classified  (for Federal tax purposes)  as a grantor  trust  under  subpart  E, part I of  subchapter  J of chapter 1 of the Code,  of which the  Certificateholders  are  owners,  rather than as an  association  taxable  as a  corporation.  The powers  granted  and obligations  undertaken in this Agreement  shall be construed so as to further such intent.

      Section 2.02.  ACCEPTANCE BY GRANTOR TRUSTEE. The Grantor Trustee hereby acknowledges  the receipt by it of the  Underlying  Certificates  and declares that it holds and will hold such Underlying  Certificates and all other assets and  documents  included in the Trust Fund,  in trust,  upon the trusts herein set  forth,  for the  exclusive  use and  benefit  of all  present  and future
Certificateholders in accordance with the terms of this Agreement.

       ection 2.03.  SWAP AGREEMENT. On the Closing Date, the Grantor  Trustee
shall enter into the Swap Agreement with the Swap Counterparty.

      Section 2.04.  REPRESENTATIONS AND WARRANTIES CONCERNING  THE DEPOSITOR.
The  Depositor  hereby  represents  and  warrants  to the  Grantor  Trustee as follows:

(i)   the Depositor (a) is a corporation duly organized,  validly existing and in good  standing  under  the laws of the State of  Delaware  and (b) is qualified and in good standing as a foreign  corporation  to do business in each  jurisdiction  where such  qualification  is  necessary,  except where the  failure so to qualify  would not  reasonably  be  expected to have a material adverse effect on the Depositor's  business as presently conducted  or on the  Depositor's  ability to enter into this  Agreement and to consummate the transactions contemplated hereby;

(ii)  the Depositor has full corporate power to own its property,  to carry on its  business as presently  conducted  and to enter into and perform its obligations under this Agreement;

(iii) the execution and delivery by the Depositor of this  Agreement have been duly  authorized  by all necessary  corporate  action on the part of the
      Depositor;  and neither the  execution  and delivery of this  Agreement, nor  the  consummation  of the  transactions  herein  contemplated,  nor compliance with the provisions  hereof,  will conflict with or result in a breach of, or  constitute a default  under,  any of the  provisions of any  law,  governmental  rule,  regulation,  judgment,  decree  or order
      binding  on  the  Depositor  or  its   properties  or  the  articles  of
      incorporation  or  by-laws of the  Depositor,  except  those  conflicts, breaches or defaults  which would not  reasonably  be expected to have a material  adverse effect on the  Depositor's  ability to enter into this
      Agreement and to consummate the transactions contemplated hereby;

(iv)  the  execution,  delivery  and  performance  by the  Depositor  of  this
      Agreement and the consummation of the transactions  contemplated  hereby do not require the consent or approval  of, the giving of notice to, the registration  with, or the taking of any other action in respect of, any state, federal or other governmental  authority or agency,  except those consents,  approvals,  notices,  registrations  or other actions as have already been obtained, given or made;

(v)   this  Agreement  has been duly  executed and  delivered by the Depositor and,  assuming due  authorization,  execution  and delivery by the other parties  hereto,  constitutes  a valid  and  binding  obligation  of the
      Depositor  enforceable  against it in accordance with its terms (subject to  applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi)  there are no actions,  suits or proceedings pending or, to the knowledge of the Depositor,  threatened  against the  Depositor,  before or by any court,  administrative agency,  arbitrator or governmental body (i) with respect to any of the  transactions  contemplated  by this  Agreement or
      (ii) with  respect  to any other  matter  which in the  judgment  of the
      Depositor  will be  determined  adversely to the  Depositor  and will if determined  adversely to the Depositor  materially and adversely  affect the  Depositor's  ability to enter into this  Agreement  or perform  its obligations  under this  Agreement;  and the Depositor is not in default
      with  respect  to  any  order  of  any  court,   administrative  agency,
      arbitrator  or  governmental  body  so as to  materially  and  adversely affect the transactions contemplated by this Agreement; and

(vii) immediately  prior  to  the  transfer  and  assignment  to  the  Grantor
      Trustee,  each  Underlying  Certificate was not subject to an assignment or pledge,  and the Depositor had good and  marketable  title to and was the sole  owner  thereof  and had full right to  transfer  and sell such
      Underlying  Certificate  to the  Grantor  Trustee  free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

                                  ARTICLE III

                                   Accounts

      Section 3.01.  GRANTOR TRUST DISTRIBUTION ACCOUNT.

(a)   The Grantor  Trustee  shall  establish  and  maintain in the name of the
Grantor Trustee, for the benefit of the Certificateholders,  the Grantor Trust
Distribution  Account as a segregated  trust account or accounts.  The Grantor
Trustee will  deposit in the Grantor  Trust  Distribution  Account any amounts paid to the Grantor  Trust by the  Underlying  Trust to or with respect to the
Underlying  Certificates  pursuant to the  Underlying  Pooling  and  Servicing
Agreement  and any  amounts  paid to the  Grantor  Trust  pursuant to the Swap
Agreement.

(b)   All amounts  deposited to the Grantor Trust  Distribution  Account shall be held by the  Grantor  Trustee in the name of the  Grantor  Trustee in trust for the benefit of the  Certificateholders  in  accordance  with the terms and provisions of this Agreement.

(c)   The Grantor Trust Distribution  Account shall constitute a trust account of the Trust Fund  segregated on the books of the Grantor  Trustee and held by the Grantor  Trustee in trust in its Corporate  Trust Office,  and the Grantor
Trust  Distribution  Account  and the  funds  deposited  therein  shall not be subject to, and shall be protected from, all claims,  liens,  and encumbrances of any creditors or depositors of the Grantor Trustee  (whether made directly, or indirectly  through a liquidator or receiver of the Grantor  Trustee).  The amount at any time  credited to the Grantor Trust  Distribution  Account shall be uninvested.

       Section 3.02.  PERMITTED WITHDRAWALS AND TRANSFERS FROM THE GRANTOR TRUST
DISTRIBUTION ACCOUNT.

(a)   The  Grantor   Trustee  may  clear  and   terminate  the  Grantor  Trust
Distribution  Account pursuant to Section 8.01(d) and remove amounts from time to time deposited in error into the Grantor Trust Distribution Account.

(b)   On an  ongoing  basis,  the  Grantor  Trustee  shall  withdraw  from the
Grantor Trust  Distribution  Account any expenses,  disbursements and advances recoverable  by the Grantor  Trustee  pursuant to Section 7.05 and any amounts payable as indemnification  pursuant to Section 6.01; provided however, to the extent the amounts  recoverable  pursuant  to Sections  6.01 or 7.05 relate to the  Certificates or the Swap  Agreement,  such amounts shall be deducted from the Available Funds allocated to the Certificates.

(c)   On each  Distribution  Date,  the Grantor  Trustee  shall pay the amount distributable to the Swap  Counterparty and the Holders of the Certificates in
accordance  with  Section  5.01  from  Available  Funds in the  Grantor  Trust
Distribution Account.

                                   ARTICLE IV

                                 Certificates

      Section 4.01.  CERTIFICATES.

(a)   DTC,  the  Depositor  and  the  Grantor  Trustee  have  entered  into  a
Depository  Agreement  dated as of March 31, 2006 (the "DTC  Agreement").  The
Certificates  shall at all times remain  registered  in the name of DTC or its nominee and at all times:  (i)  registration of such  Certificates  may not be transferred  by the  Grantor  Trustee  except  to a  successor  to  DTC;  (ii)
ownership and transfers of registration  of such  Certificates on the books of
DTC shall be governed by applicable  rules  established  by DTC; (iii) DTC may collect  its usual and  customary  fees,  charges  and  expenses  from its DTC
Participants;  (iv) the Grantor Trustee shall deal with DTC as  representative
of  the   Certificate   Owners  for  purposes  of  exercising  the  rights  of
Certificateholders  under this Agreement, and requests and directions for, and votes of, such  representative  shall not be deemed to be inconsistent if they are made with respect to  different  Certificate  Owners;  and (v) the Grantor
Trustee  may rely and shall be fully  protected  in relying  upon  information furnished by DTC with respect to its DTC Participants.

      All  transfers  by  Certificate  Owners of the  Book-Entry  Certificates
shall  be  made in  accordance  with  the  procedures  established  by the DTC
Participant or brokerage firm representing such Certificate  Owners.  Each DTC
Participant shall only transfer Book-Entry  Certificates of Certificate Owners it represents  or of brokerage  firms for which it acts as agent in accordance with DTC's normal procedures.

(b)   If (i)(A) the Depositor  advises the Grantor Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities  under the DTC  Agreement  and (B) the Grantor  Trustee or the Depositor is unable to locate a qualified  successor  within 30 days thereafter or (ii) the Depositor at its  option  advises  the  Grantor  Trustee  in  writing  that it elects to terminate  the  book-entry  system  through  DTC,  the Grantor  Trustee  shall request that DTC notify all  Certificate  Owners of the occurrence of any such event and of the availability of definitive,  fully registered Certificates to
Certificate  Owners requesting the same. Upon surrender to the Grantor Trustee of the Certificates by DTC, accompanied by registration  instructions from DTC for  registration,  the Grantor  Trustee  shall issue and sign the  definitive
Certificates.  Neither  of the  Depositor  nor the  Grantor  Trustee  shall be liable for any delay in delivery  of such  instructions  and may  conclusively rely on, and shall be protected in relying on, such instructions.

(c)   The  Certificates  shall  have the  following  designation  and  initial principal amount:

            Designation                   Initial Principal Amount
          ___________________________________________________________

            III-A-1                       $354,776,000

      The Certificates shall have the Pass-Through Rate as defined herein.

(d)   With respect to each  Distribution  Date, the Certificates  shall accrue
interest  during  the  related  Interest  Accrual  Period.   Interest  on  the
Certificates  shall  be  calculated  on the  basis of a  360-day  year and the actual number of days in the related Interest  Accrual Period,  based upon the
Pass-Through  Rate set forth  above and the  Current  Principal  Amount of the
Certificates applicable to such Distribution Date.

(e)   The  Certificates  shall  be  substantially  in the  form  set  forth in
Exhibit  A.  On  original  issuance,   the  Grantor  Trustee  shall  sign  the
Certificates  and shall  deliver  the  Certificates  at the  direction  of the
Depositor.  Pending the  preparation of definitive  Certificates,  the Grantor
Trustee may sign  temporary  Certificates  that are printed,  lithographed  or typewritten,  in authorized  denominations,  substantially of the tenor of the definitive  Certificates  in lieu of which  they  are  issued  and  with  such appropriate insertions,  omissions,  substitutions and other variations as the officers or authorized  signatories executing such Certificates may determine,
as  evidenced  by  their   execution  of  such   Certificates.   If  temporary
Certificates are issued,  the Depositor will cause definitive  Certificates to be prepared without  unreasonable  delay.  After the preparation of definitive
Certificates,  the temporary Certificates shall be exchangeable for definitive
Certificates  upon  surrender of the temporary  Certificates  at the office of the  Grantor  Trustee,  without  charge  to the  Holder.  Upon  surrender  for cancellation  of any one or more temporary  Certificates,  the Grantor Trustee shall sign and shall deliver in exchange therefor,  a like aggregate principal amount,  in authorized  denominations,  of definitive  Certificates.  Until so exchanged,  such temporary  Certificates  shall in all respects be entitled to the same benefits as definitive Certificates.

(f)   The Book-Entry  Certificates will be registered as a single  Certificate held by a nominee of DTC or the DTC Custodian,  and beneficial  interests will be held by  investors  through  the  book-entry  facilities  of DTC in minimum denominations  of $1,000 and  increments  of $1.00 in excess  thereof.  On the
Closing Date, the Grantor  Trustee shall execute the Certificate in the entire
Current Principal Amount of the  Certificates.  The Grantor Trustee shall sign the  Certificates  by facsimile  or manual  signature on behalf of the Grantor
Trustee  by one of its  authorized  signatories,  who  shall be a  Responsible
Officer of the  Grantor  Trustee  or its  agent.  A  Certificate  bearing  the manual  or  facsimile  signature  of  an  individual  who  was  an  authorized signatory  of the Grantor  Trustee or its agent at the time of issuance  shall bind the Grantor Trustee,  notwithstanding  that such individual has ceased to hold such position prior to the delivery of such Certificate.

(g)   No  Certificate  shall be entitled to any benefit under this  Agreement, or be valid for any purpose,  unless  there  appears on such  Certificate  the manually  executed  signature of the Grantor  Trustee,  or its agent, and such signature  upon any  Certificate  shall be conclusive  evidence,  and the only
evidence,   that  such  Certificate  has  been  duly  executed  and  delivered hereunder.  All  Certificates  issued on the  Closing  Date shall be dated the
Closing Date. All  Certificates  issued  thereafter shall be dated the date of their signature.

        Section 4.02.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

(a)   The Grantor  Trustee  shall  maintain at its  Corporate  Trust  Office a
Certificate  Register in which,  subject to such reasonable  regulations as it may  prescribe,  the Grantor  Trustee  shall provide for the  registration  of
Certificates  and  of  transfers  and  exchanges  of  Certificates  as  herein provided.

(b)   Subject to  Subsection  4.01(a),  upon  surrender  for  registration  of transfer of any  Certificate  at any office or agency of the  Grantor  Trustee maintained  for such  purpose,  the  Grantor  Trustee  shall  sign  and  shall deliver,  in the  name of the  designated  transferee  or  transferees,  a new
Certificate of a like aggregate Fractional  Undivided Interest,  but bearing a different number.

(c)   At the option of the  Certificateholders,  Certificates may be exchanged for  other  Certificates  of  authorized  denominations  of a  like  aggregate
Fractional  Undivided  Interest,  upon  surrender  of the  Certificates  to be
exchanged  at  any  such  office  or  agency;   provided,   however,  that  no
Certificate  may  be  exchanged  for  new  Certificates  unless  the  original
Fractional  Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum  authorized  denomination  or (ii) is acceptable to the  Depositor  as indicated  to the Grantor  Trustee in writing.  Whenever any  Certificates  are so surrendered for exchange,  the Grantor Trustee shall sign and  deliver  the  Certificates  which the  Certificateholder  making the exchange is entitled to receive.

(d)   If the Grantor  Trustee so  requires,  every  Certificate  presented  or surrendered  for  transfer  or  exchange  shall  be duly  endorsed  by,  or be accompanied by a written instrument of transfer,  with a signature  guarantee, in form  satisfactory  to the  Grantor  Trustee,  duly  executed by the holder thereof or his or her attorney duly authorized in writing.

(e)   No  service  charge  shall  be made  for any  transfer  or  exchange  of
Certificates,  but the Grantor Trustee may require payment of a sum sufficient to cover any tax or  governmental  charge  that may be imposed  in  connection with any transfer or exchange of Certificates.

(f)   The  Grantor  Trustee  shall  cancel all  Certificates  surrendered  for transfer or exchange but shall retain such  Certificates  in  accordance  with its standard  retention  policy or for such further time as is required by the record  retention  requirements  of the  Securities  Exchange Act of 1934,  as amended, and thereafter may destroy such Certificates.

(g)   The following legend shall be placed on the  Certificates,  whether upon original  issuance  or upon  issuance  of any other  Certificate  in  exchange therefor or upon transfer thereof:

      THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY, OR ON
      BEHALF OF, AN  EMPLOYEE  BENEFIT  PLAN OR OTHER  RETIREMENT  ARRANGEMENT
      WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY
      ACT OF 1974,  AS AMENDED,  OR SECTION 4975 OF THE INTERNAL  REVENUE CODE
      OF 1986, AS AMENDED (ERISA),  UNLESS THE PURCHASE OF THE CERTIFICATES ON
      BEHALF OF SUCH  PERSON  WILL NOT  RESULT IN OR  CONSTITUTE  A  NONEXEMPT
      PROHIBITED  TRANSACTION  UNDER  ERISA OR  SECTION  4975 OF THE CODE,  IS
      PERMISSIBLE  UNDER  APPLICABLE  LAW  AND  WILL  NOT  GIVE  RISE  TO  ANY
      OBLIGATIONS ON THE PART OF THE DEPOSITOR,  THE SERVICER,  THE UNDERLYING
      TRUSTEE OR THE  GRANTOR  TRUSTEE IN ADDITION  TO THOSE  OBLIGATIONS  SET
      FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

      THE  CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE
      AGREEMENT.

        Section 4.03.   MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

(a)   If (i) any mutilated  Certificate is surrendered to the Grantor Trustee,
or  the  Grantor  Trustee  receives   evidence  to  its  satisfaction  of  the
destruction,  loss or theft of any Certificate, and (ii) there is delivered to the Grantor  Trustee  such  security or indemnity as it may require to save it harmless,  and (iii) the  Grantor  Trustee has not  received  notice that such
Certificate  has been  acquired by a third Person,  the Grantor  Trustee shall sign  and  deliver,  in  exchange  for  or in  lieu  of  any  such  mutilated, destroyed,  lost or stolen  Certificate,  a new  Certificate of like tenor and
Fractional  Undivided  Interest but in each case  bearing a different  number.
The  mutilated,  destroyed,  lost or stolen  Certificate  shall  thereupon  be canceled  of record by the Grantor  Trustee and shall be of no further  effect and evidence no rights.

(b)   Upon the issuance of any new  Certificate  under this Section 4.03,  the
Grantor may require the payment of a sum  sufficient to cover any tax or other governmental  charge  that may be imposed in  relation  thereto  and any other expenses  (including the fees and expenses of the Grantor  Trustee)  connected therewith.  Any  duplicate  Certificate  issued  pursuant to this Section 4.03 shall constitute complete and indefeasible  evidence of ownership in the Trust
Fund, as if originally  issued,  whether or not the lost,  stolen or destroyed
Certificate shall be found at any time.

        Section 4.04.  PERSONS DEEMED OWNERS. Prior to due  presentation  of a
Certificate for registration of transfer,  the Depositor,  the Grantor Trustee and any agent of the Depositor or the Grantor  Trustee may treat the Person in whose name any Certificate is registered as the owner of such  Certificate for the purpose of  receiving  distributions  pursuant to Section 5.01 and for all other purposes  whatsoever.  Neither the Depositor,  the Grantor Trustee,  nor
any agent of the Depositor or the Grantor  Trustee shall be affected by notice to the contrary.  No Certificate shall be deemed duly presented for a transfer effective  on any Record  Date unless the  Certificate  to be  transferred  is presented  no later  than the  close of  business  on the third  Business  Day preceding such Record Date.

        Section 4.05.  ERISA RESTRICTIONS.

(a)   Subject to the  provisions of  subsection  (b), no  Certificates  may be acquired  directly or indirectly by, or on behalf of, an employee benefit plan or other  retirement  arrangement  which is  subject  to Title I of ERISA  and
Section 4975 of the Code,  unless the purchase of such  Certificates  by or on behalf of such Plan is permissible  under  applicable law, will not constitute or result in a non-exempt  prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the Depositor,  the Servicer,  the Underlying
Trustee  or the  Grantor  Trustee  to any  obligation  in  addition  to  those undertaken in the Underlying Pooling and Servicing Agreement.

(b)   Any Person  acquiring an interest in a  Certificate,  by  acquisition of such  Certificate,  shall be deemed to have represented to the Grantor Trustee that either: (i) it is not acquiring an interest in such Certificate  directly or  indirectly  by,  or on  behalf  of,  an  employee  benefit  plan or  other retirement  arrangement  which is subject to Title I of ERISA  and/or  Section
4975 of the Code, or (ii) the transfer  and/or  holding of an interest in such
Certificate to that Person and the  subsequent  servicing,  management  and/or operation of the Trust and its assets:  (I) will not result in any  prohibited transaction  which is not  covered  under an  individual  or class  prohibited transaction exemption ("PTE"),  including,  but not limited to, PTE 84-14, PTE
91-38,  PTE  90-1,  PTE  95-60 or PTE  96-23  and (II)  will not  subject  the
Depositor,  the Servicer, the Underlying Trustee or the Grantor Trustee to any
obligation  in  addition to those  undertaken  in the  Underlying  Pooling and
Servicing  Agreement.  The  Grantor  Trustee  will not be required to monitor,
determine  or  inquire  as  to   compliance   with  the   foregoing   transfer
restrictions  and  none of such  Persons  shall  have  any  liability  for the transfer of any  Book-Entry  Certificates  made in  violation  of the transfer restrictions set forth herein.

                                 ARTICLE V

                       Payments to Certificateholders

        Section 5.01.  DISTRIBUTIONS ON THE CERTIFICATES.

(a)   Interest and principal on the Certificates  will be distributed  monthly on each  Distribution  Date,  commencing in April 2006, in an aggregate amount equal to the Available Funds for such Distribution Date.

            On  each   Distribution   Date,  the  Available   Funds  shall  be
distributed as follows:

(i)   FIRST, to the Swap Counterparty,  the Swap Counterparty Payment (if any)
      and certain  termination  payments (as set forth in the Swap Agreement), if  applicable,  for such  distribution  date (other than where the Swap
      Counterparty is the defaulting or affected party);

(ii)  SECOND,   to  the  extent  of   remaining   Available   Funds,   to  the
      Certificates,  the Current Interest on such class for such  distribution date;

(iii) THIRD, to the extent of remaining  Available Funds, to the Certificates, any principal  distributions  received from the underlying Class III-A-1
      Certificates,  in reduction  of the Current  Principal  Amount  thereof, until the Current  Principal  Amount  thereof has been  reduced to zero;
      and;

(iv)  FOURTH,  to  the  extent  of  remaining  Available  Funds  to  the  Swap
      Counterparty,  any  termination  payments  (as  set  forth  in the  Swap
      Agreement)  where the Swap  Counterparty  is the  defaulting or affected party.

(b)   No Accrued  Certificate  Interest  will be payable  with  respect to the
Certificates  after  the  Distribution  Date on which  the  Current  Principal
Amount of the Certificates has been reduced to zero.

        Section 5.02.  ALLOCATION OF LOSSES.

(a)   On or prior to each  Determination  Date,  the  Grantor  Trustee,  based solely upon information  provided to it and calculations  with respect thereto
conducted  by  the  Underlying   Trustee  pursuant  to  Section  6.04  of  the
Underlying Pooling and Servicing Agreement,  shall determine the amount of any
Underlying  Realized  Losses  on the  Mortgage  Loans to be  allocated  to the
Underlying Certificates (and, correspondingly, to the related Certificates).

(b)   With  respect  to  any  Certificates  on  any  Distribution   Date,  the
principal  portion of each  Underlying  Realized Loss allocated to the related
Underlying Certificates (and, correspondingly,  to such Certificates) shall be allocated  among the related  Certificates  in proportion to their  respective
Current  Principal  Amounts,  until the Current  Principal  Amount thereof has been reduced to zero.

        Section 5.03.  PAYMENTS.

(a)   On each Distribution  Date, other than the final  Distribution Date, the
Grantor Trustee shall  distribute to each  Certificateholder  of record on the directly preceding Record Date the  Certificateholder's  pro rata share (based on the aggregate  Fractional  Undivided Interest  represented by such Holder's
Certificates) of all amounts  required to be distributed on such  Distribution
Date to the related Certificates,  based solely on information provided to the
Grantor  Trustee  and  calculations  with  respect  thereto  conducted  by the
Underlying  Trustee and the Swap  Counterparty.  The Grantor Trustee shall not be required to confirm,  verify or recompute any such information but shall be entitled to rely conclusively on such information.

(b)   Payment  of the above  amounts to each  Certificateholder  shall be made
(i) by check mailed to each Certificateholder  entitled thereto at the address appearing  in the  Certificate  Register  or (ii) upon  receipt by the Grantor
Trustee,  on or before the fifth  Business Day  preceding  the related  Record
Date, of written instructions from a Certificateholder,  by wire transfer to a
United  States  dollar  account  maintained  by the payee at any United States depository  institution with appropriate  facilities for receiving such a wire transfer;  provided,  however,  that  the  final  payment  in  respect  of the
Certificates  will  be made  only  upon  presentation  and  surrender  of such respective  Certificates  at the  office  or  agency  of the  Grantor  Trustee specified in the notice to Certificateholders of such final payment.

        Section 5.04.  STATEMENTS TO CERTIFICATEHOLDERS.

(a)   Concurrently with each distribution to  Certificateholders,  the Grantor
Trustee shall make  available via the Grantor  Trustee's  internet  website as set forth below,  all of the information  provided to the Grantor Trustee with respect  to the  Underlying  Certificates  pursuant  to  Section  6.04  of the
Underlying Pooling and Servicing Agreement.

      The Grantor  Trustee may make  available  each month,  to any interested party, the monthly statement to  Certificateholders  via the Grantor Trustee's
website  initially  located  at  www.ctslink.com.   Assistance  in  using  the
website can be obtained by calling  the  Grantor  Trustee's  customer  service desk at (301) 815-6600.  Parties that are unable to use the above distribution option are  entitled  to have a paper copy mailed to them via first class mail by calling the customer  service desk and indicating such. The Grantor Trustee shall have the right to change the way such reports are  distributed  in order to make such  distribution  more  convenient  and/or  more  accessible  to the parties,  and the Grantor  Trustee shall provide  timely and adequate  written notification to all parties regarding any such change.

(b)   Within a  reasonable  period  of time  after  the end of the  preceeding calendar  year,  beginning  in 2007,  the Grantor  Trustee  will  furnish such report to each  Holder of the  Certificates  of record at any time  during the prior  calendar  year as to the  aggregate  of amounts  reported  pursuant  to subclauses  (a)(i) and (a)(ii) of Section 6.04 of the  Underlying  Pooling and
Servicing  Agreement with respect to the  Certificates,  and at the request of the  Holders,  any other  amounts  which would  enable such Holders to prepare their tax returns for such calendar year. Such obligations  shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be  provided  by the  Grantor  Trustee to such  Holders  pursuant to the requirements of the Code.

                                  ARTICLE VI

                               Indemnification

        Section 6.01.  INDEMNIFICATION OF THE GRANTOR TRUSTEE. The Trust  shall indemnify the  Indemnified  Persons for, and will hold them harmless  against, any loss,  liability or expense incurred on their part,  arising out of, or in connection  with,  this  Agreement,  the Swap Agreement and the  Certificates, including  the  costs  and  expenses  (including  reasonable  legal  fees  and expenses)  of defending  themselves  against any such claim other than (i) any loss,  liability or expense related to such  Indemnified  Person's  failure to perform  such  Indemnified  Person's  duties  in strict  compliance  with this
Agreement  (except as any such loss,  liability or expense  shall be otherwise reimbursable  pursuant  to this  Agreement)  and (ii) any loss,  liability  or expense incurred by reason of such Indemnified  Person's willful  misfeasance, bad  faith or  negligence  in the  performance  or  non-performance  of duties hereunder  or by reason of such  Indemnified  Person's  reckless  disregard of obligations  and duties  hereunder.  Any  amounts  payable  to an  Indemnified
Person  as set  forth  herein  shall be paid by the  Grantor  Trustee  to such
Indemnified  Person  from  the  Grantor  Trust  Distribution   Account.   This
indemnity  shall survive the resignation or removal of the Grantor Trustee and the termination of this Agreement.

                                ARTICLE VII

                        Concerning the Grantor Trustee

        Section 7.01.  DUTIES OF THE GRANTOR TRUSTEE.

(a)   The  Grantor  Trustee  undertakes  to perform  such duties and only such duties  as are  specifically  set  forth in this  Agreement  as  duties of the
Grantor Trustee.

(b)   Upon receipt of all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders  or  other  instruments  which  are  specifically required to be furnished to the Grantor  Trustee  pursuant to any provision of this Agreement,  the Grantor  Trustee shall examine them to determine  whether they are in the form required by this Agreement;  provided,  however, that the
Grantor  Trustee shall not be responsible  for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

(c)   On each  Distribution  Date,  the  Grantor  Trustee  shall make  monthly distributions  and  the  final  distribution  to the  Certificateholders  from
Available  Funds in the  Grantor  Trust  Distribution  Account as  provided in
Section 5.01 herein based on a report prepared by the Underlying  Trustee with respect to such distributions.

(d)   No  provision  of this  Agreement  shall be  construed  to  relieve  the
Grantor  Trustee  from  liability  for  its  own  negligent  action,  its  own negligent  failure to act or its own willful  misconduct;  provided,  however, that:

(i)   The duties and  obligations  of the Grantor  Trustee shall be determined solely by the express provisions of this Agreement,  the Grantor Trustee shall  not be  liable  except  for the  performance  of its  duties  and obligations as are specifically set forth in this Agreement,  no implied covenants or obligations  shall be read into this Agreement  against the
      Grantor  Trustee  and,  in the  absence  of bad faith on the part of the
      Grantor Trustee,  the Grantor Trustee may  conclusively  rely, as to the truth of the  statements and the  correctness of the opinions  expressed therein,  upon any  certificates  or opinions  furnished  to the Grantor
      Trustee and conforming to the requirements of this Agreement;

(ii)  The Grantor  Trustee shall not be liable in its individual  capacity for an error of  judgment  made in good  faith by a  Responsible  Officer or
      Responsible  Officers of the Grantor  Trustee  unless it shall be proved that the Grantor  Trustee was  negligent in  ascertaining  the pertinent facts;

(iii) The  Grantor  Trustee  shall not be liable  with  respect  to any action taken,  suffered  or  omitted  to  be  taken  by  it in  good  faith  in
      accordance   with  the   directions  of  the  Holders  of   Certificates
      evidencing  Fractional Undivided Interests aggregating not less than 25%
      of the Trust  Fund,  if such action or  non-action  relates to the time, method and place of conducting any  proceeding for any remedy  available to the Grantor  Trustee or exercising any trust or other power conferred upon the Grantor Trustee under this Agreement;

(iv)  The  Grantor  Trustee  shall  not in any way be  liable by reason of any insufficiency  in the Grantor Trust  Distribution  Account  unless it is determined  by a  court  of  competent  jurisdiction  that  the  Grantor
      Trustee's  negligence,  negligent  failure to act or willful  misconduct was the primary cause of such  insufficiency  (except to the extent that the Grantor Trustee is obligor and has defaulted thereon); and

(v)   Anything in this Agreement to the contrary notwithstanding,  in no event
      shall  the  Grantor   Trustee  be  liable  for   special,   indirect  or
      consequential  loss or damage of any kind whatsoever  (including but not limited to lost profits),  even if the Grantor  Trustee has been advised of the  likelihood of such loss or damage and  regardless of the form of action.

      The  Grantor  Trustee  shall not be  required  to expend or risk its own funds or otherwise incur financial  liability in the performance of any of its duties hereunder,  or in the exercise of any of its rights or powers, if there is  reasonable  ground  for  believing  that the  repayment  of such  funds or adequate  indemnity  against such risk or liability is not reasonably  assured to it.

      (e)   All funds  received  by the  Grantor  Trustee  and  required to be
deposited  in  the  Grantor  Trust  Distribution   Account  pursuant  to  this
Agreement will be promptly so deposited by the Grantor Trustee.

      (f)   Except for those  actions  that the  Grantor  Trustee is  required
expressly  to  take  hereunder,   the  Grantor  Trustee  shall  not  have  any
obligation  or  liability  to take any  action or to refrain  from  taking any action hereunder in the absence of written direction as provided hereunder.

      (g)   The Grantor Trustee hereby  acknowledges  and agrees to reasonably cooperate  with the Trustee and the  Depositor in  facilitating  compliance by such  parties with the  provisions  of  Regulation  AB and  related  rules and regulations of the Commission,  including any filings  required  thereby.  The
Grantor  Trustee acknowledges  that interpretations of the requirements of the
requirements   of  Regulation  AB  may  change  over  time,   whether  due  to
interpretive  guidance  provided  by the  Commission  or its staff,  consensus among  participants  in the  mortgage-backed  securities  markets,  advice  of counsel, or otherwise,  and agrees to comply with requests made by the Trustee and the  Depositor in good faith for delivery of  information  on the basis of
evolving   interpretations   of  Regulation   AB  to  the  extent   reasonably
practicable.  The Grantor Trustee shall  cooperate reasonably with the Trustee
and  the  Depositor  to  deliver  to such   parties (including  any  of  their
respective  assignees  or  designees),  any  and all  disclosure,  statements, reports,  certifications,  records and any other information  necessary in the reasonable,  good faith  determination  of the  Trustee  and the  Depositor to permit  the  Trustee  and the  Depositor  to  comply  with the  provisions  of
Regulation AB.

      Section 7.02.  CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE.

      Except as otherwise provided in Section 7.01:

(i)   The  Grantor  Trustee  may rely and  shall be  protected  in  acting  or refraining  from acting in reliance on any  resolution,  certificate  of the Depositor,  the Servicer or the Underlying Trustee,  any certificate of auditors or any other certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, appraisal, bond or other paper or  document  believed  by it to be genuine  and to have been  signed or presented by the proper party or parties;

(ii)  The Grantor  Trustee may consult with counsel and any written  advice of such  counsel  or any  Opinion  of  Counsel  shall be full and  complete authorization  and  protection  with  respect  to any  action  taken  or suffered  or omitted  by it  hereunder  in good faith and in  accordance with such written advice or Opinion of Counsel;

(iii) The Grantor  Trustee  shall not be under any  obligation to exercise any of the trusts or powers vested in it by this  Agreement,  other than its obligation to give notices pursuant to this Agreement,  and shall not be under any  obligation  to  institute,  conduct or defend any  litigation hereunder or in relation  hereto at the  request,  order or direction of any  of  the  Certificateholders  pursuant  to the  provisions  of  this
      Agreement,  unless  such  Certificateholders  shall have  offered to the
      Grantor  Trustee  reasonable  security or  indemnity  against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv)  The Grantor  Trustee shall not be liable in its individual  capacity for any action  taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within  the  discretion  or rights or powers conferred upon it by this Agreement;

(v)   The Grantor  Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement, instrument,  opinion, report, notice, request, consent, order, approval, bond or other paper or  document,  unless  requested in writing to do so by Holders of Certificates  evidencing  Fractional  Undivided  Interests aggregating  not less than 25% of the Trust Fund and  provided  that the payment  within a reasonable  time to the Grantor  Trustee of the costs, expenses  or  liabilities  likely to be  incurred by it in the making of
      such   investigation   is,  in  the  opinion  of  the  Grantor  Trustee,
      reasonably  assured to the Grantor  Trustee by the security  afforded to it by the terms of this  Agreement.  The  Grantor  Trustee  may  require reasonable  indemnity  against  such expense or liability as a condition to  taking  any such  action.  The  reasonable  expense  of  every  such examination shall be paid pro rata by the Certificateholders  requesting the investigation;

(vi)  The Grantor Trustee may (to the extent it is authorized  hereunder to so execute or  perform)  execute any of the trusts or powers  hereunder  or perform any duties  hereunder either directly or through its Affiliates, agents  or  attorneys.  The  Grantor  Trustee  shall  not be  liable  or responsible  for the  misconduct  or negligence of any agent or attorney of the Grantor Trustee  appointed  hereunder by the Grantor Trustee with due care;

(vii) Should the  Grantor  Trustee  deem the nature of any action  required on its part,  other  than a  payment  or  transfer  under  Section  3.02 or
      Section  5.01, to be unclear,  the Grantor  Trustee may require prior to such  action  that  it be  provided  by the  Depositor  with  reasonable further instructions;

(viii)The  right  of  the  Grantor  Trustee to perform any  discretionary  act enumerated in this  Agreement  shall not be construed as a duty, and the
      Grantor  Trustee shall not be accountable for other than its negligence, bad  faith,  negligent  failure  to act  or  willful  misconduct  in the performance of any such act; and

(ix)  The  Grantor  Trustee  shall not be  required to give any bond or surety with respect to the execution of the trust created  hereby or the powers granted hereunder, except as provided in Section 7.07.

      Section 7.03.  GRANTOR  TRUSTEE NOT  LIABLE FOR CERTIFICATES OR MORTGAGE
LOANS. The recitals  contained herein and in the Certificates  (other than the signature of the Grantor  Trustee on the  Certificates)  shall be taken as the statements  of the  Depositor,  and the  Grantor  Trustee  shall  not have any responsibility  for their  correctness.  The Grantor Trustee does not make any representation  as to the validity or sufficiency of the  Certificates  (other than the signature of the Grantor  Trustee on the  Certificates).  The Grantor
Trustee's  signature  on the  Certificates  shall be solely in its capacity as
Grantor  Trustee,  and shall not constitute the  Certificates an obligation of the Grantor  Trustee in any other  capacity.  The Grantor Trustee shall not be accountable  for  the  use  or  application  by  the  Depositor  of any of the
Certificates  or of the  proceeds  of  such  Certificates,  or for  the use or application  of any funds paid to the Depositor with respect to the Underlying
Certificates.  The Grantor  Trustee shall not be responsible for the legality, sufficiency or validity of this Agreement,  the Swap Agreement or any document or  instrument  relating to this  Agreement,  the validity of the execution of this Agreement or of any supplement  hereto or instrument of further assurance by any  Person  other  than  it,  or the  validity,  priority,  perfection  or sufficiency of the security for the Certificates  issued hereunder or intended to be issued  hereunder.  The Grantor  Trustee  shall not at any time have any responsibility or liability for or with respect to the legality,  validity and enforceability  of any Mortgage or any Mortgage  Loan, or the  perfection  and priority  of any  Mortgage  or the  maintenance  of any  such  perfection  and priority,  or for or with respect to the  sufficiency of the Trust Fund or its ability to generate  the  payments  to be  distributed  to  Certificateholders under this Agreement.  The Grantor  Trustee shall not have any  responsibility for filing any  financing or  continuation  statement in any public  office at any time or to otherwise  perfect or maintain the  perfection  of any security interest or lien granted to it hereunder or to record this Agreement.

      Section 7.04.  GRANTOR TRUSTEE MAY OWN CERTIFICATES. The Grantor Trustee,
in its individual  capacity or in any capacity  other than as Grantor  Trustee hereunder,  may become the owner or pledgee of any Certificates  with the same rights it would have if it were not  Grantor  Trustee and may  otherwise  deal with the parties hereto.

      Section 7.05.  EXPENSES. The Grantor Trustee and any  director, officer, employee or agent of such party,  will be entitled to recover from the Grantor
Trust  Distribution  Account  pursuant to Section  3.02(b) all reasonable out-
of-pocket  expenses,  disbursements  and advances of such party in  connection with any event of  default or breach of this  Agreement  or any claim or legal action  (including any pending or threatened  claim or legal action)  incurred or  made  by  such  party  in  the  administration  of  the  trusts  hereunder
(including  the reasonable  compensation,  expenses and  disbursements  of its counsel)  except any such expense,  disbursement  or advance as may arise from its negligence,  negligent failure to act, or intentional  misconduct or which is the responsibility of the  Certificateholders  or the Trust Fund hereunder.
If funds in the Grantor Trust Distribution Account are insufficient  therefor, such party shall recover such  expenses,  disbursements  and advances from the
Depositor.  Such  compensation  and  reimbursement  obligation  shall  not  be limited by any provision of law in regard to the  compensation of a trustee of an express trust.

      Section 7.06.  ELIGIBILITY REQUIREMENTS FOR GRANTOR  TRUSTEE. The Grantor
Trustee,  and any successor Grantor Trustee,  shall during the entire duration of this  Agreement  be a state bank or trust  company  or a  national  banking association  organized and doing  business under the laws of such state or the
United  States of America,  authorized  under such laws to exercise  corporate trust powers,  having a combined capital and surplus and undivided  profits of at  least  $40,000,000  or,  in  the  case  of a  successor  Grantor  Trustee,
$50,000,000,  subject  to  supervision  or  examination  by  federal  or state authority  and rated "BBB" or higher by Standard & Poor's and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured  unsubordinated debt,  and, in the case of a successor  Grantor Trustee other than pursuant to
Section 7.10,  rated in one of the two highest  long-term debt  categories of, or  otherwise  acceptable  to,  each of the Rating  Agencies.  If the  Grantor
Trustee publishes  reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid supervising or examining authority,  then for the  purposes of this  Section  7.06 the  combined  capital and surplus of such  corporation  shall be deemed to be its total  equity  capital  (combined capital and  surplus) as set forth in its most recent  report of  condition so published.  In case at any time the Grantor Trustee shall cease to be eligible in accordance  with the provisions of this Section 7.06,  the Grantor  Trustee shall  resign  immediately  in the  manner and with the  effect  specified  in
Section 7.08.

      Section 7.07.  INSURANCE. The Grantor Trustee, at its own expense, shall at all  times  maintain  and  keep in full  force  and  effect:  (i)  fidelity insurance,  (ii) theft of  documents  insurance  and (iii)  forgery  insurance
(which may be collectively  satisfied by a "Financial Institution Bond" and/or a "Bankers'  Blanket  Bond").  All such  insurance  shall be in amounts,  with standard  coverage and subject to deductibles,  as are customary for insurance typically  maintained by banks or their affiliates which act as custodians for investor-owned  mortgage  pools.  A  certificate  of an officer of the Grantor
Trustee  as to such  party's  compliance  with  this  Section  7.07  shall  be furnished to any Certificateholder upon reasonable written request.

      Section 7.08.  RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE.

(a)   Subject to the terms of this  Agreement,  the Grantor Trustee may at any time resign and be discharged  from the Trust hereby created by giving written notice  thereof to the  Depositor,  with a copy to the Rating  Agencies.  Upon receiving such notice of resignation,  the Depositor shall promptly  appoint a successor Grantor Trustee, by written instrument,  in triplicate,  one copy of which instrument  shall be delivered to each of the resigning  Grantor Trustee and the successor Grantor Trustee.  If no successor Grantor Trustee shall have been so  appointed  and have  accepted  appointment  within 30 days  after the giving of such  notice of  resignation,  the  resigning  Grantor  Trustee  may assign its duties and  obligations  hereunder  to a Person who  satisfies  the
requirements   of  Section  7.06  or  may  petition  any  court  of  competent jurisdiction for the appointment of a successor  Grantor Trustee.  The Grantor
Trustee  may  resign  hereunder  unless it shall  also  resign  as  Underlying
Trustee under the Underlying Pooling and Servicing Agreement.

(b)   If at any  time the  Grantor  Trustee  shall  cease  to be  eligible  in accordance  with the provisions of Section 7.06 and shall fail to resign after written  request  therefor  by the  Depositor,  or if at any time the  Grantor
Trustee shall become  incapable of acting,  or shall be adjudged a bankrupt or insolvent,  or a receiver of the Grantor  Trustee or of its property  shall be appointed,  or any public  officer shall take charge or control of the Grantor
Trustee or of its  property  or  affairs  for the  purpose of  rehabilitation, conservation  or  liquidation,  then the Depositor  shall promptly  remove the
Grantor   Trustee  and  appoint  a  successor   Grantor   Trustee  by  written
instrument, in triplicate,  one copy of which instrument shall be delivered to the  Grantor  Trustee so  removed  and one copy of which  instrument  shall be delivered to the successor Grantor Trustee so appointed.

(c)   The Holders of Certificates  evidencing  Fractional  Undivided Interests aggregating  not less than 51% of the Trust  Fund may at any time  remove  the
Grantor Trustee and appoint a successor Grantor Trustee by written  instrument
or   instruments,   in   quadruplicate,   signed  by  such  Holders  or  their
attorneys-in-fact  duly  authorized,  one  complete  set of which  instruments shall be delivered to the  Depositor and such party so removed and one copy of which instrument shall be delivered to the successor so appointed.

(d)   No  resignation or removal of the Grantor  Trustee and  appointment of a successor  Grantor  Trustee  pursuant to any of the provisions of this Section
7.08 shall become  effective except upon appointment of and acceptance of such appointment by the successor Grantor Trustee as provided in Section 7.09.

      Section 7.09.  SUCCESSOR GRANTOR TRUSTEE.

(a)   Any  successor  Grantor  Trustee  appointed  as provided in Section 7.08
shall  execute,   acknowledge   and  deliver  to  the  Depositor  and  to  its
predecessor   Grantor  Trustee  an  instrument   accepting  such   appointment
hereunder.  The  resignation  or removal of the  predecessor  Grantor  Trustee shall then become  effective and such successor  Grantor  Trustee  without any further  act,  deed or  conveyance,  shall  become  fully  vested with all the rights,  powers,  duties and  obligations of its predecessor  hereunder,  with like effect as if originally named as Grantor Trustee herein.  The predecessor
Grantor Trustee shall,  after its receipt of payment of its  outstanding  fees and expenses,  promptly  deliver to the successor  Grantor  Trustee all assets and  records  of the Trust held by it  hereunder,  and the  Depositor  and the predecessor  Grantor Trustee shall execute and deliver such instruments and do such other things as may  reasonably  be required for more fully and certainly vesting and  confirming  in the  successor  Grantor  Trustee all such  rights, powers, duties and obligations.

(b)   No successor  Grantor  Trustee shall accept  appointment  as provided in this  Section  7.09  unless  at the  time of such  acceptance  such  successor
Grantor Trustee shall be eligible under the provisions of Section 7.06.

(c)   Upon  acceptance  of  appointment  by a  successor  Grantor  Trustee  as provided in this  Section  7.09,  the  successor  Grantor  Trustee  shall mail
notice  of  the   succession  of  such  Grantor   Trustee   hereunder  to  all
Certificateholders  at their  addresses as shown in the  Certificate  Register and to the Rating Agencies.

      Section 7.10.  MERGER OR CONSOLIDATION OF GRANTOR TRUSTEE. Any state bank or trust  company or  national  banking  association  into  which the  Grantor
Trustee may be merged or  converted or with which it may be  consolidated,  or any state bank or trust  company or  national  banking  association  resulting from any merger,  conversion  or  consolidation  to which the Grantor  Trustee shall be a party,  or any state  bank or trust  company  or  national  banking association  succeeding to all or substantially all of the corporate  business of  the  Grantor  Trustee  shall  be the  successor  of  the  Grantor  Trustee hereunder,  provided  such state bank or trust  company  or  national  banking association  shall be eligible  under the  provisions  of Section  7.06.  Such succession  shall be valid without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary notwithstanding.

      Section 7.11.  APPOINTMENT  OF  CO-GRANTOR TRUSTEE  OR  SEPARATE  GRANTOR
TRUSTEE.

(a)   Notwithstanding  any  other  provisions  hereof,  at any  time,  for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the  Trust  or  property  constituting  the  same  may at the  time be located,  the Depositor and the Grantor  Trustee acting jointly shall have the power and shall  execute and deliver  all  instruments  to appoint one or more
Persons  approved  by  the  Grantor  Trustee  and  the  Depositor  to  act  as
co-grantor trustee or co-grantor  trustees,  jointly with the Grantor Trustee, or separate grantor trustee or separate grantor  trustees,  of all or any part of the Trust,  and to vest in such Person or Persons,  in such capacity,  such title to the Trust, or any part thereof,  and, subject to the other provisions of this Section 7.11, such powers, duties,  obligations,  rights and trusts as the Depositor and the Grantor Trustee may consider necessary or desirable.

(b)   If the  Depositor  shall not have joined in such  appointment  within 15 days  after the  receipt  by it of a written  request  so to do,  the  Grantor
Trustee  shall have the power to make such  appointment  without any action by or consent of the Depositor.

(c)   No co-grantor  trustee or separate  grantor  trustee  hereunder shall be required  to meet the terms of  eligibility  as a  successor  Grantor  Trustee under  Section  7.06  hereunder  and no  notice to  Certificateholders  of the appointment of co-grantor  trustee(s) or separate grantor  trustee(s) shall be required under Section 7.08 hereof.

(d)   In the case of any  appointment  of a  co-grantor  trustee  or  separate grantor trustee pursuant to this Section 7.11, all rights,  powers, duties and obligations  conferred or imposed upon the Grantor  Trustee and required to be conferred on such  co-grantor  trustee  shall be conferred or imposed upon and exercised  or  performed  by the  Grantor  Trustee and such  separate  grantor trustee or  co-grantor  trustee  jointly,  except to the extent that under any law of any  jurisdiction  in  which  any  particular  act  or  acts  are to be performed,  the Grantor Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and obligations
(including  the  holding of title to the Trust or any  portion  thereof in any such  jurisdiction)  shall be exercised and performed by such separate grantor trustee or co-grantor trustee at the direction of the Grantor Trustee.

(e)   Any notice,  request or other writing given to the Grantor Trustee shall be deemed to have been  given to each of the then  separate  grantor  trustees and co-grantor  trustees,  as  effectively as if given to each of them.  Every instrument  appointing  any separate  grantor  trustee or  co-grantor  trustee shall refer to this  Agreement  and the  conditions  of this Article VII. Each separate  grantor trustee and co-grantor  trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its  instrument of  appointment,  either  jointly with the Grantor  Trustee or separately,  as may be provided therein, subject to all the provisions of this
Agreement,  specifically  including every provision of this Agreement relating to the conduct of,  affecting the liability  of, or affording  protection  to, the Grantor  Trustee.  Every such  instrument  shall be filed with the Grantor
Trustee.

(f)   To the extent not  prohibited  by law, any separate  grantor  trustee or co-grantor  trustee may, at any time,  request the Grantor Trustee,  its agent or  attorney-in-fact,  with full  power and  authority,  to do any  lawful act under or with respect to this  Agreement on its behalf and in its name. If any separate grantor trustee or co-grantor  trustee shall die, become incapable of acting, resign or be removed, all of its estates,  properties rights, remedies and trusts  shall vest in and be  exercised  by the  Grantor  Trustee,  to the extent  permitted  by  law,  without  the  appointment  of a new or  successor
Grantor Trustee.

(g)   No grantor  trustee under this Agreement  shall be personally  liable by reason  of  any  act  or  omission  of  another  grantor  trustee  under  this
Agreement.  The Depositor and the Grantor  Trustee  acting  jointly may at any time  accept the  resignation  of or remove any  separate  grantor  trustee or co-grantor trustee.

      Section 7.12.  FEDERAL   INFORMATION    RETURNS     AND    REPORTS    TO
CERTIFICATEHOLDERS; GRANTOR TRUST ADMINISTRATION.

(a)   The Underlying  Trustee,  pursuant to Section  9.12(g) of the Underlying
Pooling and Servicing  Agreement,  shall perform its  obligations  relating to the  Trust in a manner so as to  maintain  the  status of the Trust  Fund as a grantor  trust  under  subpart E, part I of  subchapter  J of chapter 1 of the
Code  and  not  as an  association  taxable  as a  corporation,  as a  taxable mortgage  pool,  or as a  partnership  and to prevent  the  imposition  of any federal, state or local income or other tax on the Trust Fund.

(b)   The  Underlying  Trustee  shall  furnish  or  cause to be  furnished  to holders  of the  Certificates,  and shall  file or cause to be filed  with the
Internal  Revenue  Service,  together with Form 1041 or such other form as may be applicable,  such  information with respect to the income and deductions of the Trust  Fund at the time or times and in the manner  required  by the Code, including  furnishing the Grantor  Trustee with such other  customary  factual information  to  enable  Certificateholders  to  prepare  their  tax  returns, including  information  required  with  respect to  computing  the  accrual of original issue and market discount.

(c)   Notwithstanding  any other provisions of this Agreement,  the Underlying
Trustee shall comply with all federal  withholding  requirements  with respect to payments to  Certificateholders.  The consent of  Certificateholders  shall not be required for any such  withholding.  In the event the Grantor  Trustee, based solely on  instructions  from such  Certificateholder  or other  Person,
withholds   any  amount  from  any   Certificateholder   pursuant  to  federal
withholdings  requirements,   the  Grantor  Trustee  shall  indicate  to  such
Certificateholder the amount so withheld.

(d)   The  Underlying  Trustee agrees to indemnify the Trust Fund, the Grantor
Trustee  and  the  Depositor  for  any  taxes  and  costs  including,  without limitation,  any reasonable attorneys fees imposed on or incurred by the Trust
Fund,  the  Grantor  Trustee or the  Depositor  as a result of a breach of the
Underlying Trustee's obligations set forth in this Section 7.12.

                                ARTICLE VIII

                                 Termination

      Section 8.01.  TERMINATION  UPON  REPURCHASE  BY  THE  DEPOSITOR  OR  ITS
DESIGNEE OR LIQUIDATION OF THE MORTGAGE LOANS.

(a)   The respective  obligations  and  responsibilities  of the Depositor and the Grantor Trustee  created hereby,  other than the obligation of the Grantor
Trustee to make  payments  to  Certificateholders  as  hereinafter  set forth, shall terminate upon the  termination of the Underlying  Pooling and Servicing
Agreement or upon the making of the final payment or other  liquidation of the
Underlying Certificates, or any advance with respect thereto.

(b)   In no event,  however,  shall the Trust created hereby  continue  beyond the  expiration  of 21 years  from  the  death  of the  last  survivor  of the descendants of Joseph P. Kennedy,  the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

(c)   The Grantor  Trustee shall give notice of any  termination  of the Trust to the Certificateholders,  with a copy to the Rating Agencies, upon which the
Certificateholders  shall surrender their  Certificates to the Grantor Trustee for payment by the Grantor Trustee of the final  distribution and cancellation with respect thereto.  Such notice shall be given by letter,  mailed not later than the 20th day of the month of such final  distribution,  and shall specify
(i) the Distribution  Date upon which final payment of the  Certificates  will be made upon  presentation  and surrender of the Certificates at the office of the  Grantor  Trustee  therein  designated,  (ii) the amount of any such final
payment  and  (iii)  that  the  Record  Date  otherwise   applicable  to  such
Distribution  Date is not  applicable,  payments  being  made  by the  Grantor
Trustee  only upon  presentation  and  surrender  of the  Certificates  at the office of the Grantor Trustee therein specified.

(d)   Upon the  presentation  and surrender of the  Certificates,  the Grantor
Trustee shall  distribute to the remaining  Certificateholders,  in accordance with their respective  interests and based solely upon information provided to it by the  Underlying  Trustee and  calculations  conducted by the  Underlying
Trustee with respect  thereto,  all Available  Funds  remaining in the Grantor
Trust Distribution Account.

(e)   If not all of the Certificateholders  shall surrender their Certificates
for   cancellation   within  six  months  after  the  time  specified  in  the
above-mentioned  written notice,  then the Grantor Trustee shall give a second
written  notice  to  the  remaining   Certificateholders  to  surrender  their
Certificates for cancellation and receive the final  distribution with respect thereto.  If,  within  six  months  after  the  second  notice,  not  all  the
Certificates  shall have been surrendered for  cancellation,  then the Grantor
Trustee may take  appropriate  steps, or appoint any agent to take appropriate steps,  to contact the remaining  Certificateholders  concerning  surrender of their  Certificates,  and the cost thereof  shall be paid out of the funds and other assets which remain subject to this Agreement.

                                    ARTICLE IX

                           Miscellaneous Provisions

      Section 9.01.  INTENT OF PARTIES.  The parties intend that the Trust Fund shall be treated as a grantor  trust for federal  income tax purposes and that the  provisions of this  Agreement  should be construed in furtherance of this intent.

      Section 9.02.  ACTION UNDER UNDERLYING DOCUMENTS. In the event that there are any matters arising under the Underlying  Pooling and Servicing  Agreement related to an  Underlying  Certificate  which require the vote or direction of holders of the Underlying  Certificates  thereunder,  the Grantor Trustee,  as holder of the Underlying  Certificates  will vote such Underlying  Certificate
in  accordance  with  the  written  instructions   received  from  holders  of
Certificates  evidencing at least 51% of the Fractional  Undivided Interest of the related Class of  Certificates.  In the absence of any such  instructions, the Grantor Trustee will not vote such Underlying Certificates.

      Upon  written   request,   the  Grantor  Trustee  will  forward  to  the
Certificateholders  copies of any  communications  received  regarding matters arising that require action by holders of the Underlying Certificates.

      Section 9.03.  AMENDMENT.

(a)   This  Agreement  may be amended from time to time by the  Depositor  and the Grantor Trustee without the consent of the Swap  Counterparty  (other than with respect to any amendment  hereto that  materially  and adversely  affects the rights of the Swap Counterparty  hereunder,  which amendment shall require the consent of the Swap  Counterparty) and without notice to or the consent of any of the Certificateholders,  (i) to cure any ambiguity,  (ii) to correct or supplement any provisions  herein that may be defective or  inconsistent  with any  other  provisions  herein,  (iii) to  conform  the  terms  hereof  to the disclosure in the Prospectus or the  Prospectus  Supplement (as each such term is defined in the Underlying Pooling and Servicing Agreement),  (iv) to comply with any changes in the Code or (v) to make any other  provisions with respect to matters  or  questions  arising  under this  Agreement  which  shall not be inconsistent with the provisions of this Agreement;  provided,  however, that, with  regard to clauses  (iv) and (v) of this  Section  9.03(a),  such  action shall  not,  as  evidenced  by an Opinion of  Independent  Counsel,  adversely affect in any material respect the interests of any Certificateholder.

(b)   This  Agreement  may also be amended from time to time by the  Depositor
and  Grantor   Trustee  with  the  consent  of  the  Holders  of  Certificates evidencing  Fractional  Undivided  Interests  aggregating not less than 51% of the Trust  Fund,  for the purpose of adding any  provisions  to or changing in any  manner or  eliminating  any of the  provisions  of this  Agreement  or of modifying  in any  manner  the  rights  of the  Certificateholders;  provided, however,  that no such amendment shall (i) reduce in any manner the amount of, or delay  the  timing  of,  payments  received  on  Mortgage  Loans  which are required  to be  distributed  on any  Certificate,  without the consent of the
Holder  of  such  Certificate,   (ii)  reduce  the  aforesaid   percentage  of
Certificates  the  Holders  of  which  are  required  to  consent  to any such amendment,  without  the  consent  of the  Holders  of all  Certificates  then outstanding,  or (iii) result in the  imposition of a tax on the Trust Fund or cause  the  Trust  Fund to fail to be  classified  as a  grantor  trust  under subpart E, part I of  subchapter  J of chapter 1 of the Code,  as evidenced by an Opinion of Counsel  which shall be provided  to the Grantor  Trustee  other than at the Grantor  Trustee's  expense.  Notwithstanding  any other provision of this  Agreement,  for  purposes  of the giving or  withholding  of consents pursuant to this Section  9.03(b),  Certificates  registered in the name of or held for the benefit of the  Depositor,  the Grantor  Trustee or any Affiliate
thereof  or  nominee  thereof  shall  be  entitled  to vote  their  Fractional
Undivided Interests with respect to matters affecting such Certificates.

(c)   Promptly after the execution of any such amendment,  the Grantor Trustee shall  furnish  a copy  of  such  amendment  or  written  notification  of the
substance   of   such   amendment   to  the   Swap   Counterparty   and   each
Certificateholder, with a copy to the Rating Agencies.

(d)   In the case of an amendment  under Section  9.03(b) above,  it shall not be necessary  for the  Certificateholders  to approve the  particular  form of such an amendment.  Rather,  it shall be sufficient if the  Certificateholders approve the substance of the amendment.  The manner of obtaining such consents
and  of   evidencing   the   authorization   of  the   execution   thereof  by
Certificateholders  shall be subject  to such  reasonable  regulations  as the
Grantor Trustee may prescribe.

(e)   Prior to the execution of any amendment to this  Agreement,  the parties hereto  shall be  entitled  to  receive  and rely upon an  Opinion  of Counsel stating that the  execution of such  amendment is  authorized  or permitted by this  Agreement.  The parties hereto may, but shall not be obligated to, enter into any such amendment which affects such parties' respective rights,  duties or immunities under this Agreement.

      Section 9.04.  RECORDATION OF  AGREEMENT.  To  the extent  permitted  by applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices  for  real  property  records  in all the  counties  or  other comparable  jurisdictions in which any or all of the Mortgaged  Properties are situated,  and in any other appropriate  public recording office or elsewhere.
The Depositor shall effect such  recordation,  at the expense of the Trust and upon  the  request  in  writing  of a  Certificateholder,  but  only  if  such direction is accompanied by an Opinion of Counsel  (provided at the expense of
the  Certificateholder   requesting  recordation)  to  the  effect  that  such
recordation  would  materially  and  beneficially  affect the interests of the
Certificateholders or is required by law.

      Section 9.05.  LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

(a)   The death or  incapacity  of any  Certificateholder  shall not terminate this  Agreement  or the Trust,  nor  entitle  such  Certificateholder's  legal representatives  or  heirs to claim an  accounting  or to take any  action  or proceeding  in any court for a  partition  or  winding  up of the  Trust,  nor otherwise  affect the  rights,  obligations  and  liabilities  of the  parties hereto or any of them.

(b)   Except as expressly  provided in this Agreement,  no  Certificateholders shall have any right to vote or in any manner otherwise  control the operation and management of the Trust,  or the  obligations of the parties  hereto,  nor
shall  anything   herein  set  forth,   or  contained  in  the  terms  of  the
Certificates,  be  construed so as to establish  the  Certificateholders  from time  to time  as  partners  or  members  of an  association;  nor  shall  any
Certificateholders  be under any  liability  to any third  Person by reason of any action taken by the parties to this  Agreement  pursuant to any  provision hereof.

(c)   No Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute  any suit,  action or  proceeding in equity or at law upon,  under or with respect to this  Agreement  against the  Depositor or
any  successor  to  any  such  parties   unless  (i)  such   Certificateholder
previously  shall  have  given to the  Grantor  Trustee a written  notice of a continuing  default,  as herein  provided,  (ii) the  Holders of  Certificates evidencing  Fractional  Undivided  Interests  aggregating not less than 51% of the Trust Fund shall have made  written  request  upon the Grantor  Trustee to institute such action,  suit or proceeding in its own name as Grantor  Trustee hereunder  and shall  have  offered to the  Grantor  Trustee  such  reasonable indemnity as it may require  against the costs and expenses and liabilities to be incurred  therein or thereby,  and (iii) the Grantor  Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action, suit or proceeding.

(d)   No one or more Certificateholders  shall have any right by virtue of any
provision   of  this   Agreement   to   affect   the   rights   of  any  other
Certificateholders  or to obtain or seek to obtain priority or preference over any  other  such  Certificateholder,  or  to  enforce  any  right  under  this
Agreement,  except in the manner  herein  provided and for the equal,  ratable
and  common  benefit  of  all  Certificateholders.   For  the  protection  and
enforcement  of  the   provisions  of  this  Section  9.05,   each  and  every
Certificateholder  and the Grantor Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 9.06.  ACTS OF CERTIFICATEHOLDERS.

(a)   Any request, demand,  authorization,  direction, notice, consent, waiver or  other  action  provided  by  this  Agreement  to  be  given  or  taken  by
Certificateholders   may  be  embodied  in  and   evidenced  by  one  or  more
instruments of substantially  similar tenor signed by such  Certificateholders in  person  or by an  agent  duly  appointed  in  writing.  Except  as  herein otherwise  expressly  provided,  such action shall become  effective when such instrument or instruments are delivered to the Grantor  Trustee and/or,  where it is  expressly  required  by this  Agreement,  to the  Depositor  and/or the
Grantor  Trustee.  Proof of execution of any such  instrument  or of a writing appointing  any  such  agent  shall  be  sufficient  for any  purpose  of this
Agreement and conclusive in favor of the Grantor  Trustee and the Depositor if made in the manner provided in this Section 9.06.

(b)   The fact and date of the execution by any Person of any such  instrument or writing may be proved by the  affidavit  of a witness of such  execution or by a  certificate  of a notary  public or other  officer  authorized by law to take  acknowledgments  of deeds,  certifying that the individual  signing such instrument or writing  acknowledged to him the execution  thereof.  Where such execution  is  by a  signer  acting  in a  capacity  other  than  his  or  her individual  capacity,  such  certificate  or affidavit  shall also  constitute sufficient  proof of his or her authority.  The fact and date of the execution of any  such  instrument  or  writing,  or  the  authority  of the  individual executing  the same,  may also be proved in any other manner which the Grantor
Trustee deems sufficient.

(c)   The  ownership  of   Certificates   (notwithstanding   any  notation  of
ownership or other  writing on such  Certificates,  except an  endorsement  in accordance  with Section 4.02 made on a  Certificate  presented in  accordance with Section 4.04) shall be proved by the  Certificate  Register,  and neither the Grantor  Trustee,  the  Depositor  nor any  successor  to any such parties shall be affected by any notice to the contrary.

(d)   Any request, demand,  authorization,  direction, notice, consent, waiver or other  action of the holder of any  Certificate  shall  bind  every  future holder of the same  Certificate  and the  holder of every  Certificate  issued upon the registration of transfer or exchange  thereof,  if applicable,  or in lieu thereof with respect to anything done,  omitted or suffered to be done by the Grantor  Trustee,  the  Depositor  or any  successor  to any such party in reliance  thereon,  whether or not  notation  of such action is made upon such
Certificates.

(e)   In  determining  whether  the  Holders of the  requisite  percentage  of
Certificates   evidencing   Fractional  Undivided  Interests  have  given  any
request,  demand,   authorization,   direction,   notice,  consent  or  waiver
hereunder,  Certificates  owned by the Grantor  Trustee,  the Depositor or any
Affiliate  thereof  shall be  disregarded,  except as  otherwise  provided  in
Section  9.03(b) and except that, in determining  whether the Grantor  Trustee and the  Depositor  and any  Affiliate  thereof  shall be protected in relying upon any such request, demand,  authorization,  direction,  notice, consent or waiver,  only  Certificates  which such party knows to be so owned shall be so disregarded.  Certificates  which  have  been  pledged  in good  faith  to the
Grantor  Trustee,  the Depositor or any  Affiliate  thereof may be regarded as outstanding  if the pledgor  establishes  to the  satisfaction  of the Grantor
Trustee the pledgor's right to act with respect to such  Certificates and that the pledgor is not an Affiliate of the Grantor  Trustee or the  Depositor,  as
the case may be.

      Section 9.07.  GOVERNING  LAW. THIS AGREEMENT AND THE CERTIFICATES SHALL
BE  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK  WITHOUT
REFERENCE  TO ITS  CONFLICT OF LAWS  RULES,  AND THE  OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE PARTIES  HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS.

      Section 9.08.  NOTICES.  All demands  and notices hereunder  shall be in writing and shall be deemed  given when  delivered at  (including  delivery by facsimile) or mailed by registered  mail,  return receipt  requested,  postage prepaid,  or by  recognized  overnight  courier,  to (i) in  the  case  of the
Depositor,  383 Madison  Avenue,  New York,  New York 10179,  Attention:  Vice
President-Servicing,  telecopier  number:  (212)  272-7206,  or to such  other address as may hereafter be furnished to the other parties  hereto in writing;
(ii) in the case of the Grantor  Trustee,  at its Corporate  Trust Office,  or
such other address as may  hereafter be furnished to the other parties  hereto in  writing  or (iii) in the case of the Rating  Agencies,  Moody's  Investors
Service,  Inc., 99 Church Street,  4th Floor,  New York,  New York 10004,  and
Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc., 55 Water
Street,  41st  Floor,  New  York,  New  York,  10041,  Attention:  Residential
Mortgage  Surveillance.  Any notice  delivered to the Depositor or the Grantor
Trustee under this Agreement shall be effective only upon receipt.  Any notice required or permitted to be mailed to a  Certificateholder,  unless  otherwise provided herein,  shall be given by first-class mail, postage prepaid,  at the address of such  Certificateholder as shown in the Certificate  Register.  Any notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given when mailed,  whether or not the
Certificateholder receives such notice.

      Section 9.09.  SEVERABILITY OF PROVISIONS.  If  any one or  more  of the covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severed from the  remaining  covenants,  agreements, provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of  the  other  provisions  of  this  Agreement  or of the
Certificates or the rights of the holders thereof.

      Section 9.10.  SUCCESSORS  AND ASSIGNS.  The provisions of this Agreement shall be binding  upon and inure to the benefit of the  respective  successors and assigns of the parties hereto.

      Section 9.11.  ARTICLE  AND  SECTION  HEADINGS.  The article and section headings  herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      Section 9.12.  COUNTERPARTS.  This Agreement may  be executed  in two or more  counterparts,  each of which when so executed and delivered  shall be an original  but  all of  which  together  shall  constitute  one  and  the  same instrument.

      Section 9.13.  NOTICE  TO  RATING   AGENCIES.  The  article  and section
headings  herein are for  convenience of reference only, and shall not limited or otherwise  affect the meaning  hereof.  The Grantor  Trustee shall promptly provide  notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

(1)   Any material change or amendment to this Agreement;

(2)   The  resignation  or  termination  of the  Grantor  Trustee  under  this
                        Agreement;

(3)   The final payment to Certificateholders; and

(4)   Any change in the location of the Grantor Trust Distribution Account.

      Section 9.14.  ENFORCEMENT OF RIGHTS. The Grantor Trustee shall take such action as may be necessary to enforce the rights of the Trust  pursuant to the
Swap Agreement  and, to the extent any Swap  Agreement is terminated  prior to the Termination Date set forth therein,  shall enter into any replacement swap agreement as directed by the Depositor.

                           [Signature page follows]

      IN WITNESS  WHEREOF,  the Depositor and the Grantor  Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly authorized as of the day and year first above written.

                                    STRUCTURED ASSET MORTGAGE INVESTMENTS II
                                    INC, as Depositor

                                    By:_______________________________________
                                       Name:  Baron Silverstein
                                       Title: Vice President

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Grantor Trustee

                                    By:_______________________________________
                                       Name:
                                       Title:

STATE OF NEW YORK           )
                            )     ss.:
COUNTY OF NEW YORK          )

      On the 31st day of March,  2006,  before me, a notary  public in and for
said  State,   personally  appeared   ____________,   known  to  me  to  be  a
____________   of  Structured   Asset   Mortgage   Investments  II  Inc.,  the
corporation  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said limited  liability  company,  and acknowledged  to me that such limited  liability  company  executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        ______________________________________
                                                     Notary Public

[Notarial Seal]

STATE OF NEW YORK           )
                            )     ss.:
COUNTY OF NEW YORK          )

      On the 31st day of March,  2006,  before me, a notary  public in and for
said  State,   personally   appeared   __________,   known  to  me  to  be  an
_____________ of Wells Fargo Bank, National Association,  the corporation that executed  the  within  instrument,  and also  known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        ______________________________________
                                                     Notary Public

 [Notarial Seal]

                                  EXHIBIT A
                   GRANTOR TRUST CLASS III-A-1 CERTIFICATE

      THE CURRENT  PRINCIPAL  AMOUNT OF THIS  CERTIFICATE WILL BE DECREASED BY
THE  PRINCIPAL  PAYMENTS  MADE WITH  RESPECT  HERETO AND  UNDERLYING  REALIZED
LOSSES ALLOCABLE TO THE UNDERLYING  CERTIFICATES.  ACCORDINGLY,  FOLLOWING THE
INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE CURRENT  PRINCIPAL AMOUNT OF THIS
CERTIFICATE  WILL BE  DIFFERENT  FROM THE  DENOMINATION  SHOWN  BELOW.  ANYONE
ACQUIRING  THIS  CERTIFICATE  MAY  ASCERTAIN ITS CURRENT  PRINCIPAL  AMOUNT BY
INQUIRY OF THE GRANTOR TRUSTEE NAMED HEREIN.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF
THE  DEPOSITORY  TRUST  COMPANY  TO  THE  GRANTOR  TRUSTEE  OR ITS  AGENT  FOR
REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE  HEREOF  FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE  REGISTERED  OWNER HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

      THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY BY, OR ON
BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT  ARRANGEMENT  WHICH IS
SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED  (ERISA),  OR SECTION  4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS
AMENDED,  UNLESS THE PROPOSED  TRANSFEREE PROVIDES THE GRANTOR TRUSTEE WITH AN
OPINION OF  COUNSEL,  ADDRESSED  TO THE GRANTOR  TRUSTEE,  THE  SERVICER,  THE
DEPOSITOR  AND THE  UNDERLYING  TRUSTEE  AND ON WHICH  THEY  MAY RELY  THAT IS
SATISFACTORY TO THE GRANTOR TRUSTEE,  THE SERVICER AND THE UNDERLYING  TRUSTEE
THAT THE PURCHASE OF THE CLASS III-A-1  CERTIFICATES  ON BEHALF OF SUCH PERSON
WILL NOT RESULT IN OR  CONSTITUTE  A NONEXEMPT  PROHIBITED  TRANSACTION  UNDER
ERISA OR SECTION 4975 OF THE CODE, IS  PERMISSIBLE  UNDER  APPLICABLE  LAW AND
WILL NOT  GIVE  RISE TO ANY  OBLIGATIONS  ON THE  PART OF THE  DEPOSITOR,  THE
SERVICER,  THE UNDERLYING  TRUSTEE OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE
OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

      THE  CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE
AGREEMENT.

Certificate No. 1                     Variable Pass-Through Rate

Grantor Trust Class III-A-1

Date of Grantor Trust Agreement:      Aggregate Initial Current Principal
March 31, 2006                        Amount of this Certificate as of
                                      the Cut-off Date: $[____________]

Cut-off Date: March 1, 2006

First Distribution Date:              Initial Current Principal Amount of
April 25, 2006                        this Certificate as of the Cut-off
                                      Date:  $[____________]

Assumed Final Distribution Date:      CUSIP: [____________]
March 25, 2036

                  GREENPOINT MORTGAGE FUNDING GRANTOR TRUST
                                   2006-AR2
                      MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2006-AR2

      evidencing  a  fractional   undivided   interest  in  the  distributions
      allocable to the Grantor Trust Class III-A-1  Certificates  with respect to a Trust Fund  consisting  primarily  of the  Underlying  Certificates sold by STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or  interest in  Structured  Asset
Mortgage  Investments  II  Inc.  (the  "Depositor")  or  the  Grantor  Trustee
referred  to below or any of their  affiliates  or any other  person.  Neither this Certificate nor the Underlying  Certificates are guaranteed or insured by any  governmental  entity or by the Depositor,  the Grantor  Trustee or any of their respective  affiliates or any other person.  None of the Depositor,  the
Servicer or the Grantor  Trustee nor any of their  respective  affiliates will have any  obligation  with  respect  to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

      This  certifies  that  Cede  &  Co.  is  the  registered  owner  of  the
Fractional  Undivided  Interest  evidenced hereby in the beneficial  ownership interest  of  Certificates  of the same Class as this  Certificate  in a trust
(the "Trust  Fund")  consisting  primarily of the Class  III-A-1  certificates
(the  "Underlying  Certificates")  sold by the  Depositor.  The Trust Fund was created  pursuant to the Grantor Trust  Agreement,  dated as of March 31, 2006
(the  "Agreement"),  among the  Depositor,  as  depositor,  Wells  Fargo Bank,
National  Association,  as grantor trustee (the "Grantor Trustee"),  a summary of certain of the  pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  capitalized  terms used herein shall have the meaning  ascribed to them in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of its  acceptance hereof assents and by which such Holder is bound.

      Interest  on this  Certificate  will  accrue  during the period from and including  the  preceding  Distribution  Date  (or in the  case  of the  first
Distribution  Date,  from the Closing  Date) to and including the day prior to the current  Distribution Date on the Current Principal Amount hereof at a per annum  rate equal to the  Pass-Through  Rate set forth in the  Agreement.  The
Grantor  Trustee will  distribute  on the 25th day of each month,  or, if such
25th day is not a Business Day, the immediately  following Business Day (each, a "Distribution  Date"),  commencing on the First  Distribution Date specified above,  to the  Person in whose name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding such Distribution
Date,  an amount  equal to the product of the  Fractional  Undivided  Interest evidenced by this  Certificate  and the amount (of interest and principal,  if any) required to be  distributed  to the Holders of  Certificates  of the same
Class  as  this  Certificate.  The  Assumed  Final  Distribution  Date  is the
Distribution Date in the month  immediately  following the month of the latest scheduled  maturity date of any Mortgage Loan and is not likely to be the date on which the Current  Principal  Amount of this Class of Certificates  will be reduced to zero.

      Distributions  on this  Certificate  will be made by the Grantor Trustee by check  mailed to the  address of the Person  entitled  thereto as such name and address  shall  appear on the  Certificate  Register or, if such Person so requests by  notifying  the Grantor  Trustee in writing,  as  specified in the
Agreement.   Notwithstanding   the  above,  the  final  distribution  on  this
Certificate  will be made  after due  notice  by the  Grantor  Trustee  of the pendency of such  distribution  and only upon  presentation  and  surrender of this  Certificate at the office or agency appointed by the Grantor Trustee for that purpose and  designated  in such notice.  The Initial  Current  Principal
Amount of this  Certificate is set forth above.  The Current  Principal Amount hereof will be reduced to the extent of  distributions  allocable to principal hereon and any Underlying  Realized  Losses on the Mortgage Loans allocable to the  Underlying  Certificates  (and,  correspondingly,  to the  Certificates).
This Certificate is one of a duly authorized issue of Certificates  designated as set forth on the face  hereof  (the  "Certificates"),  issued in one Class.
The Certificates,  in the aggregate,  evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

      The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder and that the
Grantor  Trustee  is not  liable  to the  Certificateholders  for  any  amount payable  under this  Certificate  or the  Agreement  or,  except as  expressly provided in the Agreement, subject to any liability under the Agreement.

      This  Certificate  does not  purport  to  summarize  the  Agreement  and reference is made to the Agreement for the interests,  rights and  limitations of rights, benefits,  obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee with respect thereto.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment  thereof and the  modification  of the rights and obligations of the
Depositor and the rights of the  Certificateholders  under the Agreement  from time to time by the Depositor and the Grantor  Trustee with the consent of the
Holders of Certificates  evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust  Fund.  Any such  consent by the Holder of this
Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer hereof or in lieu hereof,  whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain  limited  circumstances,  without the consent of the Holders of any of the  Certificates or the consent of the Swap  Counterparty,  or without the consent of the Holders of any of the  Certificates but with the consent of the
Swap Counterparty.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this  Certificate is registrable  with the Grantor
Trustee upon surrender of this  Certificate  for  registration  of transfer at the offices or agencies  maintained by the Grantor  Trustee for such purposes, duly endorsed by, or accompanied  by a written  instrument of transfer in form satisfactory  to, the Grantor  Trustee,  duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates  in authorized  denominations  representing a like aggregate
Fractional  Undivided  Interest will be issued to the  designated  transferee.
The Certificates are issuable only as registered  Certificates without coupons in the Class and denominations  specified in the Agreement. As provided in the
Agreement  and  subject  to  certain   limitations  therein  set  forth,  this
Certificate is exchangeable  for one or more new  Certificates  evidencing the same  Class  and in the  same  aggregate  Fractional  Undivided  Interest,  as requested by the Holder surrendering the same.

      No service  charge will be made to the  Certificateholders  for any such registration  of transfer,  but the Grantor  Trustee may require  payment of a sum  sufficient  to cover  any tax or other  governmental  charge  payable  in connection therewith.  The Depositor, the Grantor Trustee and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes, and none of Depositor,  the Grantor Trustee or  any  such  agent  shall  be  affected  by  notice  to  the  contrary.  The obligations  created  by the  Agreement  and the Trust  Fund  created  thereby
(other  than the  obligations  to make  payments  to  Certificateholders  with respect  to the  termination  of  the  Agreement)  shall  terminate  upon  the termination  of the  Underlying  Pooling and  Servicing  Agreement or upon the making  of  the  final  payment  or  other  liquidation  with  respect  to the
Underlying  Certificates.  In no event,  however,  will the Trust Fund created by the Agreement  continue  beyond the  expiration of 21 years after the death of certain persons identified in the Agreement.

      Unless this  Certificate  has been signed by an authorized  signatory of the  Grantor  Trustee  by  manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                           [Signature page follows]

      IN WITNESS  WHEREOF,  the Grantor Trustee has caused this Certificate to be duly executed.

Dated: March 31, 2006

                           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                           Not in its individual capacity but solely as
                           Grantor Trustee

                           By: _____________________________________
                           Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

      This  is  one of  the  Class  III-A-1  Certificates  referred  to in the within-mentioned Agreement.

                           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                           as Grantor Trustee

                           By: _____________________________________
                           Authorized Signatory

                                  ASSIGNMENT

      FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and
transfer(s)   unto   ____________________________________   (Please  print  or
typewrite  name  and  address   including  postal  zip  code  of  assignee)  a
Fractional  Undivided Interest  evidenced by the within Mortgage  Pass-Through
Certificate  and  hereby  authorizes  the  transfer  of  registration  of such interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Grantor  Trustee to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such
Certificate to the following address:

      Dated:                        _________________________________________
                                    Signature by or on behalf of assignor

                                    _________________________________________
                                    Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately  available  funds  to  __________________________________  for the account of  _____________________________  account number  __________,  or, if mailed  by  check,  to  _________________________________________.  Applicable
statements             should             be             mailed             to
_________________________________________________________.   This  information
is provided by  _______________________________________,  the  assignee  named above, or ____________________________, as its agent.

                                  EXHIBIT B
                       Copy of Underlying Certificates

                                  EXHIBIT C
                                Swap Agreement

                                  EXHIBIT D
                  Underlying Pooling and Servicing Agreement